Rule 497(c)
                                                     Registration No. 333-45959



                          E.I.I. REALTY SECURITIES FUND

                                   Prospectus
                                  June 8, 1998



                              Institutional Shares
                                 Adviser Shares
                                 Investor Shares


                                 (888) 323-8912


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                Table of Contents

FUND EXPENSES................................................................2
INTRODUCTION.................................................................3
FUND DESCRIPTION.............................................................5
SECURITIES IN WHICH THE FUND INVESTS.........................................7
RISK FACTORS.................................................................8
OTHER INFORMATION ABOUT THE FUND............................................10
INVESTING WITH E.I.I........................................................12
THE ORGANIZATION, MANAGEMENT, AND SERVICE PROVIDERS OF THE FUND.............14
ADDITIONAL INFORMATION......................................................15
OTHER SECURITIES IN WHICH THE FUND MAY INVEST AND INVESTMENT TECHNIQUES.....16

FUND EXPENSES
The following information is provided to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

                Shareholder Transaction Expenses
            (as a percentage of the offering price)
-----------------------------------------------------------------
Sales Charge Imposed on Purchases                         None
Sales Charge Imposed on Reinvested Dividends              None
Deferred Sales Charge                                     None
Redemption Fees                                           None
Exchange Fees                                             None
-----------------------------------------------------------------
You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Fund. These expenses are charged directly to the Fund. Expenses include management fees as well as the costs of maintaining accounts, administering the Fund, providing shareholder services, and other activities. The expenses shown are estimated based on projected expenses of the Fund.

                         Annual Fund Operating Expenses
                  (as a percentage of average daily net assets)

------------------------------------------------------------------------------------------------------------------
                                              Institutional               Adviser                 Investor
                                                  Shares                  Shares                   Shares
-------------------------------------------------------------------------------------------------------------------
Management Fees                                   0.75%                    0.75%                   0.75%
-------------------------------------------------------------------------------------------------------------------
Administration Fees                               0.15%*                   0.25%                   0.25%
-------------------------------------------------------------------------------------------------------------------
Shareholder Servicing Fees                        0.00%                    0.25%                   0.25%
-------------------------------------------------------------------------------------------------------------------
Rule 12b-1 Distribution Fees                      0.00%                    0.00%                   0.75%**
-------------------------------------------------------------------------------------------------------------------
Other Expenses                                    0.10%                    0.10%                   0.10%
-------------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses                     1.00%                    1.35%                   2.10%


*After fee waiver. Without the fee waiver, the Administration Fee for the Institutional Shares would have been 0.25%. **Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.

The following example, which is in the prospectus of every mutual fund, is intended to provide investors with an opportunity to compare the expenses of the Fund to the expenses of other mutual funds. The example is only an illustration and does not depict the actual expenses or returns of the Fund. The expenses used in the example are those listed in the Annual Fund Operating Expenses
Table. The example assumes a $1,000 investment, a 5% annual return, and redemption at the end of each time period.

                         Institutional        Adviser         Investor
                             Shares           Shares           Shares
-------------------------------------------------------------------------------
1 Year                        $10              $14              $21
-------------------------------------------------------------------------------
3 Years                       $32              $43              $66
-------------------------------------------------------------------------------

INTRODUCTION

This prospectus describes the E.I.I. Realty Securities Fund (the "Fund"), a series of the E.I.I. Realty Securities Trust. The Fund is a non-diversified, open-end investment management company. This prospectus explains the objectives, policies, strategies, and risks of the Fund. You should read this prospectus before investing in the Fund and keep it for future reference. A detailed Statement of Additional Information (the "SAI") describing the Fund also is available for your review. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into, and is legally a part of, this prospectus. If you would like a free copy of the SAI, please request one by calling us at (888) 323-8912. Additional information, including this Prospectus and the SAI, may be obtained by accessing the Internet Web site maintained by the SEC (http://www.sec.gov).


Investment Objective and Policies
The investment objective of the Fund is to provide the diversification and total return potential of investments in real estate. The Fund will seek to achieve this objective by buying the shares of companies whose business it is to own, operate, develop, and manage real estate. Typically, an investment in commercial real estate provides a significant current return, with additional appreciation potential. As such, a critical objective of the Fund is to achieve total returns which include a significant component of current income, which may serve to provide portfolio stability during periods of overall market fluctuations. (Over the 10 year period ending 12/31/97, the National Association of Real Estate Investment Trusts ("NAREIT") Equity Index achieved an annualized total return of 14.17%, which was comprised of 8.15% in current income and 5.57% of capital appreciation.) Capital appreciation within the Fund also will be pursued by targeting companies with the highest risk-adjusted total return potential. The Fund intends to invest at least 80% of its assets in the securities of companies in the real estate industry, with a primary emphasis on Real Estate Investment Trusts ("REITs"). In addition, the Fund may invest in other securities as described in "Other Investments."

The Fund may achieve its investment objective by investing all of its assets in another investment company having substantially the same investment objective and policies as the Fund instead of investing directly in the underlying securities.

E.I.I. Realty Securities, Inc. ("E.I.I."), the Fund's investment adviser, believes that investments in real estate offer a total return potential which may serve as an effective portfolio diversifier for many investors. In addition, E.I.I. believes that, for most investors, the most convenient and effective way to invest in real estate is through the ownership of a diversified portfolio of real estate securities. Real estate securities, and more specifically, REITs, provide investors with many of the features particular to both real estate investments and publicly-traded securities, providing investors with a practical and efficient means to include professionally-managed real estate in an investment portfolio.

WHY REAL ESTATE? Investments in real estate offer the following benefits over investments in other asset classes:
     o    Relatively low historical correlation to the equity market
     o Relatively high levels of potential current income from contractual rental streams
     o A potential hedge against inflation from rising asset values and the possibility of passing through higher costs to tenants

WHY REAL ESTATE SECURITIES? An investment in a portfolio of real estate securities offers the following benefits in addition to those provided by direct real estate investments:
     o    Diversification of risk of real estate investments
     o Market pricing of publicly-traded shares (instead of appraisal-based valuations)
     o Enhanced liquidity, which aids in investment speed as well as portfolio rebalancing

WHY E.I.I.? E.I.I. and its parent company, European Investors Incorporated, have been professionally managing real estate securities portfolios on behalf of their clients for more than a decade and have consistently outperformed their primary benchmark (the NAREIT Equity Index) by an average margin of more than 300 basis points on an annualized basis, before fees. The collective client base of E.I.I. and European Investors Incorporated includes an array of investors ranging from foreign and domestic high net worth individuals to U.S.
foundations, endowments, and corporate pension plans. In addition, European Investors Incorporated serves as the adviser or sub-adviser for several offshore funds investing with substantially the same investment objective as the Fund.

The chart below shows the historical performance of all of the real estate accounts managed by E.I.I. and European Investors Incorporated, which have substantially the same investment objective as the Fund. E.I.I. manages domestic accounts and European Investors Incorporated manages offshore accounts using the same personnel and philosophy. The data, calculated on an average annual total return basis, is provided to illustrate E.I.I.'s past performance in managing accounts in accordance with the same investment objective, policies, and strategies as those of the Fund. These accounts consist of separate and distinct portfolios and their performance is not indicative of past or future performance of the Fund. As of June o, 1998, the Fund had not commenced investment operations and therefore did not have a performance record of its own.

        PAST PERFORMANCE OF ALL REAL ESTATE SECURITIES ACCOUNTS OF E.I.I.
          REALTY SECURITIES (E.I.I.) & EUROPEAN INVESTORS INCORPORATED
            REAL ESTATE SECURITIES COMPOSITE AS OF DECEMBER 31, 1997

                                                                                                                         STANDARD
ANNUAL RETURNS THROUGH DECEMBER 31,  1988    1989    1990     1991    1992    1993      1994     1995     1996    1997   DEVIATION
-----------------------------------------------------------------------------------------------------------------------------------
E.I.I. Composite*                   13.06%  12.09%  -11.69%  34.39%  19.34%   19.60%    6.53%   17.06%   35.80%   22.15%  13.61%
Wilshire Real Estate Securities     24.18%   2.37%  -33.46%  20.03%   7.40%   15.23%    1.64%   13.65%   36.87%   19.80%  18.79%
Index
NAREIT Equity Index                 13.49%   8.84%  -15.35%  35.70%  14.59%   19.65%    3.17%   15.27%   35.27%   20.26%  14.87%

CUMULATIVE RETURNS                   1988    1989    1990     1991    1992    1993      1994     1995     1996    1997
-----------------------------------------------------------------------------------------------------------------------------------
E.I.I. Composite*                   13.06%  26.73%   11.92%  50.41%  79.50%  114.68%  128.70%  167.71%  263.53%  344.04%
Wilshire Real Estate Securities     24.18%  27.12%  -15.41%   1.54%   9.05%   25.66%   27.73%   45.16%   98.68%  138.01%
Index
NAREIT Equity Index                 13.49%  23.52%    4.56%  41.88%  62.58%   94.54%  100.70%  131.34%  212.93%  276.33%

CUMULATIVE SUMMARY
----------------------------------------------------------------------
                                   1 YEAR   3 YEAR   5 YEAR    10 YEAR
E.I.I. Composite*                  22.15%   94.20%   147.40%   344.00%
Wilshire Real Estate Securities    19.80%   86.35%   137.17%   138.01%
Index
NAREIT Equity Index                20.26%   87.51%   131.84%   276.33%


*The above performance is calculated on a time weighted basis by geometrically linking each quarter in the year and is shown net of fees. This method of calculation differs from the SEC method. These accounts were not subject to the restrictions and diversification requirements of the Investment Company Act of 1940, as amended, or the restrictions and diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. However, these accounts historically have been run in a manner that would have been in compliance with these restrictions and requirements but for the fact that income was predominantly reinvested rather than distributed as required by Subchapter
M. If the accounts had been subject to these restrictions and requirements, the returns might have been adversely affected.

 [Chart comparing performance of E.I.I., Wilshire Real Estate Securities Index,
                            and NAREIT Equity Index]

Performance is shown net of a 1% management fee, as well as all brokerage and trading expenses. The Composite includes all of the real estate securities accounts of E.I.I. and European Investors Incorporated except for: (i) foreign funds where the performance is stated net of fees and withholding taxes and is therefore not comparable and (ii) new accounts where the cash position is not yet comparable to other portfolios and certain accounts with unique objectives and restrictions. As these accounts become fully invested they are added to the Composite.


FUND DESCRIPTION
Investment Philosophy
E.I.I.'s investment philosophy is to achieve attractive risk-adjusted total returns by investing primarily in a diversified portfolio of real estate securities of companies which it deems to be of the highest quality available in the marketplace. In this regard, E.I.I. deems high-quality companies to be candidates for the portfolio when a number of the following conditions are met:
     o Experienced, dedicated management teams are in place which have significant inside ownership of shares, have capital markets expertise, and have a pro-shareholder orientation
     o The companies have long-term strategies which position them for sustainable cash flow growth
     o The balance sheets of the individual companies are positioned to enable significant growth

Investment Policies
The Fund will pursue its investment objective by investing at least 80% of its total assets in the equity or convertible securities of U.S. companies (with a primary emphasis on REITs) which are principally engaged in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate. Principally engaged means at least 50% of a company's revenues are derived from such real estate activities or at least 50% of the fair market value of a company's assets are invested in real estate.

Under normal market conditions, the Fund will invest substantially all of its assets in:
     o Income producing real estate securities (including equity, mortgage, and hybrid REITs)
     o    Real Estate Operating Companies ("REOCs")
     o Securities convertible into common stocks (including convertible preferred stocks, rights, warrants, etc.) of real estate companies
     o Real estate related fixed-income securities (such as convertible debentures, unsecured debentures, mortgage backed securities, etc.)

The Fund also may invest:

     o up to 20% of its total assets in securities of foreign real estate companies, many of which have substantial holdings of U.S. real estate securities

Investment Strategies
E.I.I.'s investment process employs a combination of a "top-down," macro level analysis by its Investment Committee, together with rigorous "bottom-up," fundamental securities and real estate research and analysis on individual companies by its analyst team.

Investment Committee Decision Process:
E.I.I.'s Investment Committee analyzes national and regional economic trends and the market for different types of real estate including residential, retail, hotel, industrial, and office properties. In addition, the Investment Committee makes assessments of the economic environment, securitization trends, etc., and then derives an investment strategy formulated to take advantage of perceived opportunities.

Analyst Team Decision Process:
E.I.I.'s analyst team tracks a universe of more than 125 individual companies which are analyzed for potential investment. Companies are evaluated on both a quantitative and a qualitative basis in order to determine which companies may provide attractive risk-adjusted returns.

E.I.I.'s analyst team evaluates and analyzes companies based upon the following criteria:

Qualitative Analysis:
     o    Management strength
     o    Business strategy
     o    Financial strength
     o    Competitive advantages within the marketplace

Quantitative Analysis:
     o    Cash flow and dividend growth prospects
     o    Risk-adjusted total return expectations using numerous methodologies
     o Real estate analysis using capitalization rates, values on a square footage basis, etc.
     o    Balance sheet strength and relative cost of capital

Integral parts of E.I.I.'s investment process include
     o performing individual property and market evaluations which are important to understanding the company's portfolio
     o verifying that the company's assets are consistent with management's stated strategy
     o    finding  and  reviewing   any  problems   relating  to  the  company's
          properties
     o    evaluating the company's properties and their position in the markets
     o    assessing the quality of property management.

About the Investment Adviser
The Fund has entered into an investment advisory agreement with E.I.I. E.I.I. was formed in 1993 and is a registered investment adviser providing real estate securities portfolio management services to U.S. tax-exempt institutions and other investors. E.I.I. is a wholly-owned subsidiary of European Investors Incorporated, which is a registered investment adviser providing both general securities and real estate securities portfolio management services. E.I.I. and European Investors Incorporated are owned by management.

European Investors Incorporated was founded in 1983 to provide investment services primarily to foreign investors (with a focus in Europe) in the United States by managing securities portfolios as well as  providing  direct real  estate  advisory  services  and  corporate  advisory services. From these combined efforts, European Investors Incorporated determined that securitized real estate could serve as an alternative means of acquiring real estate assets and developed a portfolio management service specifically in this area, which now caters to both foreign and domestic investors. European Investors Incorporated commenced research into real estate securities as a separate portfolio product in 1986, began managing real estate securities portfolios in 1987, and is a recognized leader in real estate securities investment management.


E.I.I. and European Investors Incorporated collectively have a diversified client base that includes investors in twelve countries, encompassing taxable and tax-exempt investors, individuals, and institutions, including over 60 domestic institutional investors. As of December 31, 1997, the combined companies have approximately $1.6 billion invested in real estate securities on behalf of clients. They also manage several offshore real estate investment funds with assets of approximately $300 million.


Portfolio Management Personnel
------------------------------
RICHARD J. ADLER is a Managing Director of E.I.I. Mr. Adler serves as investment strategist for E.I.I. and co-portfolio manager of the Fund, to which he provides investment strategy as well as expertise in convertible and other securities. Mr. Adler is a 1968 graduate of Yale University with a B.A. degree in Economics and earned an M.B.A. from Harvard Business School with Honors in 1973. He has served as an officer in the U.S. Navy and was a Vice President of Goldman, Sachs & Co. in New York from 1973 to 1983, where he worked with foreign investors.

CYDNEY C. DONNELL is a Managing Director of E.I.I. Ms. Donnell serves as co-portfolio manager of the Fund, jointly responsible for its day-to-day operations. Ms. Donnell has served as a REIT analyst or portfolio manager for E.I.I. since the inception of its real estate securities investment management business in 1987. Prior to joining E.I.I., Ms. Donnell was a real estate lending officer at Republic Bank Corporation from 1983 to 1986. Ms. Donnell graduated magna cum laude from Texas A&M in 1981 with a degree in Finance and received an M.B.A. from Southern Methodist University in 1982. She has served as a member of the NAREIT Board of Governors.

DAVID P. O'CONNOR is a Managing Director of E.I.I. Mr. O'Connor serves as co-portfolio manager of the Fund, jointly responsible for its day-to-day operations. Mr. O'Connor has served as a REIT analyst or co-portfolio manager for E.I.I. since February, 1994. Prior to joining E.I.I., Mr. O'Connor served as an investment executive at Kidder, Peabody, and Co., Inc., where he specialized in real estate securities. From 1987 to 1992, Mr. O'Connor was employed by a management affiliate of Presidential Realty Corp. (an AMEX Listed REIT) and subsequently served as a real estate analyst at Lane Webber Properties, a private real estate development and investment firm. Mr. O'Connor is a 1986 graduate of the Boston College School of Management and received an M.S. in Real Estate Development and Investment from New York University.

SECURITIES IN WHICH THE FUND INVESTS
A REIT is a corporation or a business trust that combines the capital of many investors for investment primarily in income-producing real estate or real estate-related loans or interests. The shares of a REIT are often freely traded on a major stock exchange. A REIT must meet certain requirements contained in the Internal Revenue Code of 1986, as amended (the "Code"), in which case it generally does not pay federal corporate income tax. Generally, a REIT is required to invest a substantial portion of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually substantially all of its otherwise taxable income. Most states honor this federal income tax treatment and do not require REITs to pay state income tax. As a result, nearly all of a REIT's income can be distributed to shareholders without the imposition of a corporate level income tax. However, unlike a partnership, a REIT cannot pass its tax losses through to its investors.

REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs.
--------------------------------------------------------------------------
The Fund will invest predominantly in equity REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, these REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development, or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. REITs also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the Investment Company Act of 1940, as amended (the "Investment Company Act").

For more information about other securities in which the Fund can invest, see "Other Securities in Which the Fund May Invest and Investment Techniques" and the SAI.

PORTFOLIO TURNOVER
It is anticipated that the portfolio turnover rate for the Fund in any one year will not exceed 60%, which is lower than the turnover rate for many comparable real estate securities funds. A lower portfolio turnover rate will result in a lower rate of net realized capital gains to the Fund and will decrease the portion of the Fund's distributions constituting taxable capital gains.

RISK FACTORS
The Fund is designed for long-term investors. The Fund is subject to the risks common to all mutual funds and the risks common to mutual funds that invest in equity securities, real estate securities, foreign securities, and fixed-income securities. In addition, the Fund is subject to the risks related to direct investment in real estate. By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

This prospectus describes some of the risks that you may assume as an investor in the Fund. Some limitations on the Fund's investments are described in the section that follows. "Other Securities in Which the Fund May Invest and Investment Techniques" at the end of this prospectus provides additional information on the securities in which the Fund can invest. As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive total return over time. The Fund's price, yield, and total return will fluctuate.

THE FOLLOWING RISKS ARE COMMON TO ALL MUTUAL FUNDS:

           MARKET RISK is the risk that the market value of a security will fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth less than the price the Fund originally paid for it, or less than the security was worth at an earlier time. Market risk may affect a single security, an industry, a sector of the economy, or the entire market, and is common to all investments.
          MANAGER RISK is the risk that the Fund's investment adviser may use a strategy that does not produce the intended result. Manager risk also refers to the possibility that the Fund's investment adviser may fail to execute an investment strategy effectively and thus fail to achieve its objective.

THE FOLLOWING RISK IS COMMON TO MUTUAL FUNDS THAT INVEST IN EQUITY SECURITIES:

           EQUITY RISK is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's earnings and cash flow, equity securities are entitled to the residual value after the company meets its other obligations. For example, holders of debt securities have priority over holders of equity securities to a company's assets in the event of bankruptcy.

THE  FOLLOWING  RISKS ARE  COMMON TO MUTUAL  FUNDS  THAT  INVEST IN REAL  ESTATE
SECURITIES:

            REAL ESTATE  RISK is the risk  that the  value of a  security  will fluctuate because of changes in property values, vacancies of rental properties, overbuilding, changes in local laws, increased property taxes and operating expenses, and other risks associated with real estate. While the Fund will not invest directly in real estate, it may be subject to the risks associated with direct ownership. Equity REITs may be affected by changes in property value, while mortgage REITs may be affected by credit quality.
         REGULATORY RISK is the risk that certain REITs may fail to qualify for pass-through of income under federal tax law or to maintain their exemption from the registration requirements under federal securities laws.

THE  FOLLOWING  RISKS  ARE  COMMON  TO  MUTUAL  FUNDS  THAT  INVEST  IN  FOREIGN
SECURITIES:

          FOREIGN ISSUER  RISK  is the  risk  that  foreign  issuers  may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts.
         CURRENCY RISK is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

THE  FOLLOWING  RISKS ARE  COMMON TO MUTUAL  FUNDS THAT  INVEST IN FIXED  INCOME
SECURITIES:

         INTEREST RATE  RISK.  The value of a fixed  income  security  typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a fixed-rate security typically goes down. When interest rates go down, the value of these securities typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.
         INFLATIONRISK is the risk that  inflation  will  erode  the  purchasing power of the cash flows generated by fixed income securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.
         REINVESTMENT RISK is the risk that when interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.
           CREDIT (OR DEFAULT) RISK is the risk that the issuer of a fixed income security will be unable to make timely payments of interest or principal.

OTHER INFORMATION ABOUT THE FUND
Diversification Requirements.
-----------------------------
The SEC and IRS have certain requirements with which all mutual funds must comply. The Fund monitors these limitations on an ongoing basis. These diversification provisions and requirements are discussed further in the SAI.
     o SEC Requirement: The Fund is not "diversified" according to certain federal securities provisions regarding diversification of its assets. As a non-diversified investment company, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified.
     o IRS Requirement: The Fund intends to comply with certain federal tax requirements regarding the diversification of its assets. Generally, under those requirements, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of any one issuer (excluding U.S. Government securities).

Investment Performance
----------------------
The performance of the Fund may be advertised by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Performance information is contained in the annual and semi-annual reports. You may obtain a copy of the annual and semi-annual reports free of charge by calling (888) 323-8912.

The "30-day yield" is an "annualized" figure-the amount you would earn if you stayed in the Fund for a year and the Fund continued to earn the same net interest income throughout that year. To calculate 30-day yield, the Fund's net investment income per share for the most recent 30 days is divided by the maximum offering price per share. To calculate "total return," the Fund starts with the total number of shares that you can buy for $1,000 at the beginning of the period. Then the Fund adds all dividends and distributions paid as if they were reinvested in additional shares. This takes into account the Fund's dividend distributions, if any. The total number of shares is multiplied by the net asset value on the last day of the period and the result is divided by the initial $1,000 investment to determine the percentage gain or loss. For periods of more than one year, the cumulative total return is adjusted to get an average annual total return. Yield is a measure of net dividend income. Average annual total return is a hypothetical measure of past dividend income plus capital appreciation. It is the sum of all parts of the Fund's investment return for periods greater than one year. Total return is the sum of all parts of the Fund's investment return. Whenever you see information on a Fund's performance, do not consider the past performance to be an indication of the performance you could expect by making an investment in the Fund today.


Past performance does not guarantee future results. You may obtain the current 30-day yield by calling (888) 323-8912. Shareholder Servicing representatives are available from 8:00 a.m. to 6:00 p.m. Eastern time Monday through Friday.


Share Price
-----------
The Fund's daily share price, called its net asset value (the "NAV") is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount and value of your investment. The Fund's NAV is calculated each business day as of the close of the New York Stock Exchange (normally at 4:00 p.m. Eastern time). Shares are purchased at the next share price calculated after your investment instructions are received and accepted. A business day is a day on which the New York Stock Exchange is open for trading or any day in which enough trading has occurred in the securities held by the Fund to affect the NAV materially.

The NAV is calculated by adding up the total value of the Fund's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund:

   NAV     =    Total Assets - Liabilities
                --------------------------
                Number of Shares Outstanding

Dividends, Distributions, and Taxes
-----------------------------------
As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in the Fund.

Ordinarily, the Fund declares and pays dividends from its net investment income quarterly. The Fund pays any net capital gains realized as dividends at least annually. Distributions can be received in one of the following ways:

REINVESTMENT OPTION: You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, this option will be assigned to you automatically.

CASH OPTION: A check will be mailed to you no later than 7 days after the pay date.

INCOME EARNED OPTION: Dividends can be reinvested automatically in the Fund and your capital gains can be paid in cash, or capital gains can be reinvested and dividends paid in cash.

DIRECTED BANK ACCOUNT OPTION: In most cases, you can have distributions automatically transferred to your bank checking or savings account. Under normal circumstances, a dividend will be transferred within 7 days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Your  choice  of  distribution   should  be  set  up  on  the  original  Account
Application. If you would like to change the option you selected, please call the Transfer Agent at (888) 323-8912.

You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Important Information about Taxes
     o The Fund intends to qualify as a regulated investment company, in which case it will pay no federal income tax on the earnings or capital gains it distributes to its shareholders.
     o    Ordinary  dividends  from the Fund are  taxable  as  ordinary  income;
          dividends from the Fund's long-term capital gains are taxable as capital gain.
     o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. It is likely that they will also be subject to state and local taxes.
     o Dividends from interest on certain U.S. Government obligations held by the Fund may be exempt from some state and local taxes. You will receive a statement at the end of each year showing which dividends are exempt. The Fund, however, expects dividends of this kind to be minimal.
     o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
     o Generally, any gain or loss from a sale (redemption) of shares of the Fund must be recognized for tax purposes. This gain or loss generally will be long-term capital gain or loss if you held your shares of the Fund for more than one year. If you are an individual, your long-term capital gain will be taxed at the lowest rate applicable to capital gains if you held your shares for more than 18 months at the time of the sale or redemption.
     o Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.
     o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
     o You should review the more detailed discussion of federal income tax considerations in the SAI.

THE TAX INFORMATION IN THIS PROSPECTUS IS PROVIDED AS GENERAL INFORMATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT THE TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

Statements and Reports
----------------------
You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account activity will be detailed in their statements to you. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

INVESTING WITH E.I.I.
The following sections describe how to open an account, how to access information on your account, and how to purchase, exchange, and redeem shares of the Fund.

The Fund offers three classes of shares: Institutional Shares, Adviser Shares, and Investor Shares.

INSTITUTIONAL  SHARES.  The  minimum  investment  for  Institutional  Shares  is
$1,000,000. This minimum may be reduced to certain institutional clients of E.I.I. in E.I.I.'s sole discretion.
ADVISER SHARES. The minimum investment for Adviser Shares is $100,000. Employees and officers of E.I.I. and its affiliates and immediate family members can purchase Adviser Shares without being subject to the minimum investment. INVESTOR SHARES. The minimum investment for Investor Shares is $5,000.

How to Purchase Shares
----------------------
Shares can be purchased in a number of different ways. You can send in your investment by check or wire transfer. All you need to do to get started is to fill out an application.

All purchases must be made in U.S. Dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you may be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only invest or exchange into fund shares legally available in your state. If your account falls below the minimum initial investment as a result of redemptions by you, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account. If you would like to make additional investments after your account is already established, use the Investment Stub attached to your statement and send it with your check to the address indicated.

SYSTEMATIC INVESTMENT PLAN
To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank account information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $5,000, then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it into shares of the Fund.

SYSTEMATIC WITHDRAWAL PLAN
To enroll in the Systematic Withdrawal Plan, you should check this box on the Account Application. This option permits investors to request withdrawal of a specified dollar amount (minimum of $500) on either a monthly, quarterly, or annual basis. We will need your bank account information and the amount and frequency of your withdrawal. You should attach a voided personal check or savings account deposit slip so the proper information can be obtained.


RETIREMENT PLANS
You can use the Fund as part of your retirement portfolio. Please contact the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Redeem Shares
--------------------
If we receive your request by 4:00 p.m. Eastern time, your redemption will be processed the same day. Shares can be redeemed in one of the following ways:


o BY TELEPHONE The easiest way to redeem shares is by calling (888) 323-8912. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to redeem, call us and tell us which one of the following options you would like to use:
     o    Mail a check to the address of record;
     o    Wire funds to a domestic financial institution;
     o    Mail to a previously designated alternate address; or
     o    Electronically   transfer  the  funds  via  Automatic  Clearing  House
          ("ACH").
     All telephone calls are recorded for your protection and measures are taken to verify the identity of the caller. If we properly act on telephone instructions and follow reasonable procedures to ensure against unauthorized transactions, neither E.I.I., nor its servicing agents nor the Transfer Agent will be responsible for any losses. If these procedures are not followed, the Transfer Agent may be liable to you for losses resulting from unauthorized instructions. If there is an unusual amount of market activity and you cannot reach the Transfer Agent by telephone, consider placing your order by mail.
o BY MAIL Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. All account owners must sign. A signature guarantee is required for the following redemption requests:
     o    Redemptions over $10,000;
     o    Your account registration has changed within the last 15 days;
     o    The check is not being mailed to the address on your account; or
     o    The check is not being made payable to the owner of the account;
     A signature guarantee can be obtained from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association. There are a number of convenient ways to redeem shares of the Fund. You can use the same mailing addresses listed for purchases. You will earn dividends up to the date your redemption request is processed.

o BY WIRE If you want to redeem funds by wire, you must establish a Fund account which will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day.

BY ACH A redemption will be transferred by ACH as long as the transfer is to a domestic bank.

Under certain emergency circumstances, the right of redemption may be suspended. Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared. If you request a complete redemption, any dividends declared will be included with the redemption proceeds.

Keep the following addresses handy for purchases, exchanges, or redemptions.

o    Regular U.S. Mail Address
     Send completed Account Application with your check, bank draft, or money order to:
          E.I.I. Realty Securities Fund
          c/o PFPC
          P.O. Box 8910
          Wilmington, DE 19899-8910

o    Overnight Mail Address

     Use the following address ONLY for overnight packages:

          E.I.I. Realty Securities Fund
          c/o PFPC
          400 Bellevue Parkway, Suite 108
          Wilmington, DE  19809-3710

o    Wiring Instructions

     The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at (888) 323-8912 BEFORE wiring funds to obtain a control number.
          PNC Bank, N.A.
          Philadelphia, PA
          ABA # 0310-0005-3
          Credit DDA # 86-0195-6004
          For credit to E.I.I. Realty Securities Fund
          Shareholder Name___________________________
          Account No.________________________________

o ACH After your account is set up, your purchase amount can be transferred by ACH. Only domestic members banks may be used. It takes about 15 days to set up the ACH feature. Currently, there is no fee for ACH transfers.


THE ORGANIZATION, MANAGEMENT, AND SERVICE PROVIDERS OF THE FUND
Organization of the Fund
The Fund is a series of the E.I.I. Realty Securities Trust, a Delaware Business Trust that was formed on December 22, 1997. The Fund's business affairs are managed under the general supervision of the Board of Trustees. The Statement of Additional Information contains the name and general business experience of each Trustee. The Board of Trustees has the ability to establish new portfolios of shares without shareholder approval.

Trustees

The Board of Trustees consists of Richard J. Adler, David P. O'Connor, Warren K. Greene, Richard W. Hutson, and Samuel R. Karetsky. Mr. Adler is the Chairman of the Board of Trustees and Mr. O'Connor is the President and Treasurer of the Fund. Mr. Adler and Mr. O'Connor are Managing Directors of E.I.I. Mr. Greene is a Senior Vice President of TrendLogic Associates, Inc., a registered investment adviser and commodity trading advisor, and was formerly the president of the American Investors family of no-load mutual funds. Mr. Hutson is retired from Hewitt Associates, an international human resources consulting firm, where he was a senior principal. Mr. Karetsky is an asset management consultant and was formerly Global Head of Private Client Services at Morgan Stanley & Co.

Investment Adviser and Administrator
------------------------------------
E.I.I. is the Fund's investment adviser. The investment adviser manages the Fund's business and investment activities. E.I.I. also serves as the Fund's administrator, for which it is paid a fee at an annual rate of 0.25% (reduced to 0.15% for the Institutional Shares) of the Fund's average daily net assets. E.I.I. may subcontract some of its administrative duties to other service providers. E.I.I. has entered into a sub-administration contract with PFPC Inc. under which E.I.I. pays PFPC Inc. to provide certain administrative services to E.I.I.

The Sub-Administrator, Transfer Agent, and Custodian
----------------------------------------------------
PFPC Inc., a subsidiary of PNC Bank, N.A., is the Fund's sub-administrator and transfer agent. PNC Bank, N.A. is the Fund's custodian.

Independent Auditors
--------------------
Ernst & Young LLP serves as independent auditors to the Fund.

Legal Counsel
-------------
Kramer, Levin, Naftalis & Frankel serves as legal counsel to the Fund.

Shareholder Servicing
---------------------
The Fund has adopted a Shareholder Servicing Plan for the Adviser Shares and the Investor Shares. Under the Shareholder Servicing Plan, the Adviser will provide shareholder services to its clients that invest in the Fund. The Fund also may enter into shareholder service agreements pursuant to which a shareholder servicing agent other than the Adviser performs shareholder services for its customers who are shareholders of the Fund. In both instances, such services may include establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information. In exchange for these services, the Fund pays up to 0.25% of the average daily net assets of the Adviser or Investor Shares serviced by the Adviser or the agent. The Fund may enter into agreements with various shareholder servicing agents, other financial institutions, and securities brokers. Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Plan
-----------------
Under Rule 12b-1 of the Investment Company Act, the Fund has adopted a Distribution and Service Plan for the Investor Shares, pursuant to which the Fund may pay up to 0.75% of the average daily net assets of the Investor Shares for distribution assistance.

ADDITIONAL INFORMATION
Some additional information you should know about the Fund appears in the SAI. If you would like to receive additional copies of any materials, please call the Fund at (888) 323-8912. The Fund offers only the classes of shares described in this prospectus, but at some future date, the Fund may offer additional classes of shares through a separate prospectus.

Code of Ethics
--------------
E.I.I. and the Fund have each adopted a Code of Ethics to which all investment personnel and all other access persons to the Fund must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

Shareholder Communications
--------------------------
You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from the Fund. In addition, you also will receive updated prospectuses or supplements to this prospectus. The securities described in this prospectus and the SAI are not offered in any state in which they may not be sold lawfully. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this prospectus and the SAI.

OTHER SECURITIES IN WHICH THE FUND MAY INVEST AND INVESTMENT TECHNIQUES
The majority of the Fund's portfolio is made up of equity securities; however, the Fund also is permitted to invest in the securities discussed below and in the SAI.

The Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents, and money market instruments.

OTHER SECURITIES IN WHICH THE FUND MAY INVEST
ASSET-BACKED SECURITIES--Asset-backed securities are a form of complex security. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.
CONVERTIBLE SECURITIES--Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities include bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. CORPORATE DEBT SECURITIES--Corporate debt securities include corporate bonds, debentures, notes, and other similar instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock.
ILLIQUID SECURITIES--The Fund will not invest more than 10% of its net assets in illiquid securities, not including restricted securities sold pursuant to Rule 144A, as described below.
INVESTMENT COMPANIES--The Fund may invest in securities issued by other investment companies. Under the Investment Company Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, (iii) 10% of the Fund's total assets in the aggregate, and (iv) 100% of the Fund's total assets in another investment company with a similar investment objective. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.
MONEY MARKET INSTRUMENTS--The Fund may invest in the following types of money market instruments:

     U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.
     BANK OBLIGATIONS. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.

     Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.
MORTGAGE-RELATED SECURITIES--Mortgage-related securities are secured, directly or indirectly, by pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others, assembled as securities for sale to investors by various governmental, government-related and private organizations. The mortgage-related securities in which the Fund may invest include the following:

o COMMERCIAL MORTGAGE-RELATED SECURITIES. The Fund may invest in commercial mortgage-related securities, which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.
o RESIDENTIAL MORTGAGE-RELATED SECURITIES. The Fund may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities.
o COLLATERAL MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans.
RESTRICTED SECURITIES--The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are technically considered "restricted securities," the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. E.I.I. will determine the liquidity of Rule 144A securities under the supervision of the Fund's Board of Trustees. The liquidity of Rule 144A securities will be monitored by E.I.I., and if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed the applicable percentage limitation for investments in illiquid securities.
ZERO COUPON SECURITIES--The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

INVESTMENT TECHNIQUES
FORWARD  COMMITMENTS--The  Fund may  purchase  or sell  securities  on a forward commitment, when-issued, or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. The Fund intends to engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Fund's exposure to changes in interest rates and will increase the volatility of its returns. At no time will the Fund have more than 15% of its assets committed to purchase securities on a forward commitment basis.
LENDING PORTFOLIO SECURITIES--The Fund may lend securities from its portfolio to brokers, dealers, and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed
33-1/3%  of  the  value  of  the  Fund's  total   assets.
LEVERAGE--Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. The Fund may borrow on a short term basis in order to meet redemptions. Money borrowed for such purposes is limited to 33-1/3% of the value of the Fund's total assets. Typically, the Fund borrows by entering into reverse repurchase agreements with banks, brokers, or dealers.
USE OF COMPLEX SECURITIES--The Fund may invest for hedging purposes in derivative securities, such as futures and options. These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies--Management Policies--Complex Securities" in the Statement of Additional Information. Complex Securities can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular security and the portfolio as a whole. Such investments permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

                                                                     Rule 497(c)
                                                      Registration No. 333-45959

                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 8, 1998



                          E.I.I. REALTY SECURITIES FUND


                  This Statement of Additional Information is not a prospectus. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus and should be read in conjunction with the Trust's current Prospectus, copies of which may be obtained by writing E.I.I. Realty Securities Fund c/o PFPC Inc., P.O. Box 8910, Wilmington, DE 19899-8910 or calling (888) 323-8912.

                  This Statement of Additional Information relates to the E.I.I. Realty Securities Fund Prospectus which is dated June 8, 1998.


                                TABLE OF CONTENTS
                                                                            PAGE

INVESTMENT POLICIES AND RISKS................................................ 2

INVESTMENT RESTRICTIONS...................................................... 3

MANAGEMENT................................................................... 4

INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENTS........................ 5

DISTRIBUTION PLAN............................................................ 6

SHAREHOLDER SERVICING PLAN................................................... 7

ADMINISTRATIVE SERVICES AGREEMENT............................................ 7

PORTFOLIO TRANSACTIONS AND BROKERAGE......................................... 8

ALLOCATION OF INVESTMENTS.................................................... 8

COMPUTATION OF NET ASSET VALUE............................................... 9

PURCHASE AND REDEMPTION OF SHARES............................................ 9

TAX MATTERS.................................................................. 9

PERFORMANCE CALCULATION......................................................14

GENERAL INFORMATION..........................................................15

REPORTS......................................................................16

                  E.I.I. Realty Securities Trust (the "Trust") is a Delaware business trust currently consisting of one series, E.I.I. Realty Securities Fund (the "Fund"). The Fund is an open-end, non-diversified management investment company. The Fund's investment objective is to provide the diversification and total return potential of investments in real estate. The Fund will seek to achieve this objective by buying the shares of companies whose business it is to own, operate, develop, and manage real estate. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.

                          INVESTMENT POLICIES AND RISKS


The following descriptions supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Prospectus and this Statement of Additional Information.

                  1.  BORROWING

                  The Fund may, from time to time, borrow money to the maximum extent permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act"), from banks at prevailing interest rates for temporary or emergency purposes and investing in additional securities. The Fund's borrowings are limited so that immediately after such borrowings the value of assets (including borrowings) less liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Fund, for any reason, have borrowings that do not meet the above test, within three business days, then the Fund must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Fund may have to liquidate portfolio securities at a time when it is disadvantageous to do so. Gains made with additional funds borrowed generally will cause the net asset value of the Fund's shares to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the net asset value of the Fund could decrease faster than if there had been no borrowings.

                  2.  REPURCHASE AGREEMENTS

                  The Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund. The Fund will receive interest from the institution until the time when the repurchase is to occur.

                  The Fund will always receive as collateral U.S.  Government or short-term money market securities whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon the physical delivery or evidence by book entry transfer to the account of its custodian. If the seller institution defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Fund will attempt to minimize such risks by entering into such transactions only with well-capitalized financial institutions and specifying the required value of the underlying collateral.

                  Unlike the fundamental investment objective of the Fund set forth above and the investment restrictions set forth below which may not be changed without shareholder approval, the Fund has the right to modify the investment policies described above without shareholder approval.


                             INVESTMENT RESTRICTIONS

                  The following fundamental policies and investment restrictions have been adopted by the Fund and, except as noted, such policies and restrictions cannot be changed without approval by the vote of a majority of the outstanding voting shares of the Fund which, as defined by the Investment Company Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

The Fund may not:

                           (1)      issue senior securities;

                           (2) concentrate its investments in particular industries other than the real estate industry. No more than 25% of the value of a Fund's assets will be invested in any one industry other than the real estate industry. The Fund will concentrate its investments in the real estate industry;

                           (3) make loans of money or securities  other than (a)
                  through the purchase of publicly distributed bonds, debentures, or other corporate or governmental obligations,
                  (b) by investing in repurchase agreements, and (c) by lending its portfolio securities, provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

                           (4) borrow money in excess of 33-1/3% of the value of
                  a Fund's total assets from banks;

                           (5) buy or sell  commodities or commodity  contracts,
                  except the Fund may purchase or sell futures or options on futures; and

                           (6) underwrite securities.

                  The following restrictions are non-fundamental and may be changed by the Fund's Board of Trustees. Pursuant to such restrictions, the Fund will not:

                           (1) make short sales of securities,  other than short
                  sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts, and related options, in the manner otherwise permitted by the investment restrictions, policies, and investment program of the Fund;

                           (2) purchase the  securities of any other  investment
                  company, if the Fund, immediately after such purchase or acquisition, owns in the aggregate, (i) more than 3% of the total outstanding voting stock of such investment company,
                  (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, (iii) securities issued by such investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund, or (iv) unless the 100% of the total assets of the fund are invested in the securities of another investment company with the same investment objective;

                           (3) invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

                           (4) invest more than 20% of its total assets in securities of foreign issuers and ADRs are not considered to be foreign securities for this purpose.


                                   MANAGEMENT

                  The overall management of the business and affairs of the Fund is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust or the Fund and persons or companies furnishing services to the Fund, including the Fund's agreement with an investment adviser, custodian, and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's officers subject always to the investment objectives and policies of each Fund and to general supervision by the Trust's Board of Trustees.

                  The Trustees and officers and their principal occupations are noted below. Unless otherwise indicated the address of each Trustee and executive officer is 667 Madison Avenue, New York, New York 10021.


                                         Position(s) held               Principal Occupation
Name, Address, and Age                   with the Fund                  During Past 5 Years
----------------------                   -------------                  -------------------

Richard J. Adler,                        Chairman of the                Managing Director, E.I.I. Realty
667 Madison Avenue,                      Board of Trustees,             Securities, Inc., June, 1993 to present;
New York, NY  10021,                     Chief Executive                Managing Director, European Investors
51                                       Officer                        Incorporated and Vice President,
                                                                        European Investors Corporate Finance,
                                                                        Inc., April, 1983 to present.

David P. O'Connor                        Trustee, President,            Managing Director, E.I.I. Realty
667 Madison Avenue,                      Treasurer                      Securities, Inc. and Vice President,
New York, NY  10021,                                                    European Investors Incorporated,
34                                                                      February, 1994 to present; Investment
                                                                        Executive, Kidder, Peabody, and Co.,
                                                                        Inc., 1992 to January, 1994


                                      - 4 -




Warren K. Greene,                        Trustee                        Senior Vice President,
One Fawcett Place, Suite 220                                            TrendLogic Associates, Inc.
Greenwich, CT  06830,                                                   January, 1995 to present; President,
62                                                                      Baker Weeks & Co., October, 1993 to
                                                                        June, 1994.

Richard W. Hutson                        Trustee                        Retired/Part-time consultant to Hewitt
615 Innsbruck Court,                                                    Associates; November, 1996 to present;
Libertyville, IL  60048,                                                Senior Principal, Hewitt Associates,
59                                                                      December, 1964 to October, 1996.

Samuel R. Karetsky,                      Trustee                        Managing Member, Samuel R. Karetsky
180 East 79th Street,                                                   LLC, March, 1997 to present;
New York, NY  10021,                                                    Managing Director, Morgan Stanley &
53                                                                      Co., June, 1995 to March, 1997;
                                                                        Managing Director, OFFITBANK,
                                                                        January, 1993  to June, 1995.

Cydney C. Donnell                        Vice President                 Managing Director, E.I.I. Realty
667 Madison Avenue,                                                     Securities, Inc., June, 1993 to present;
New York, NY  10021,                                                    Vice President, European Investors
39                                                                      Incorporated, and Vice President, EII
                                                                        Realty Corp., September, 1986 to
                                                                        present.

Peter J. Gavey                           Secretary                      Director of Business Development,
667 Madison Avenue,                                                     E.I.I. Realty Securities, Inc. February,
New York, NY  10021,                                                    1998 to present; Director Rogers, Casey
31                                                                      Alternative Investments, May, 1993 to
                                                                        February, 1998.



                  The Fund may indemnify any person who was or is a Trustee, officer, or employee of the Fund to the maximum extent permitted by the Delaware business trust law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Fund only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Board of Trustees, by a majority vote of a quorum which consists of Trustees who are neither
"interested persons" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the proceeding, or (ii) if the required quorum is not obtained or if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Fund to any Trustee or officer of the Fund for any liability to the Fund or it shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

                  As of June 5, 1998, the Trustees and officers as a group did not own beneficially any of the Fund's outstanding shares. Each disinterested Trustee will receive $4,000 per annum and $1,500 per meeting, plus expenses of attendance at Trustees meetings. "Interested" Trustees do not receive Trustees' fees.

              INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENTS

                  E.I.I. Realty Securities, Inc. (the "Investment Adviser" or "E.I.I."), 667 Madison Avenue, New York, New York 10021, acts as the Investment Adviser to the Fund under an investment advisory agreement (the "Agreement"). The Agreement provides that the Investment Adviser identify and analyze possible investments for the Fund, determine the amount and timing of such investments, and the form of investment. The Investment Adviser has the responsibility of monitoring and reviewing the Fund's portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments. It is the Investment Adviser's responsibility to cause the purchase and sale of securities in the Fund's portfolio, subject at all times to the policies set forth by the Trust's Board of Trustees. In addition, the Investment Adviser provides certain administrative and managerial services to the Fund.

                  The Investment Adviser receives a fee from the Fund calculated daily and payable monthly, for the performance of its services at an annual rate of .75% of the average daily net assets of the Fund. The fee is accrued daily for the purposes of determining the offering and redemption price of the Fund's shares.

                  Under the terms of the Agreement, the Fund pays all of its expenses (other than those expenses specifically assumed by the Investment Adviser and the Fund's distributor) including the costs incurred in connection with the maintenance of its registration under the Securities Act of 1933, as amended, and the Investment Company Act, printing of prospectuses distributed to shareholders, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agents, expenses of outside counsel and independent accountants, preparation of shareholder reports, and expenses of Trustee and shareholder meetings.

                  The Agreement may be terminated without penalty on 60 days' written notice by a vote of the majority of the Trust's Board of Trustees or by the Investment Adviser, or by holders of a majority of the Fund's outstanding shares. The Fund's Agreement will continue for two years from its effective date and from year-to-year thereafter provided it is approved, at least annually, in the manner described in the Investment Company Act. This requires that the Agreement and any renewal thereof be approved by a vote of the majority of the Fund's Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.


                                DISTRIBUTION PLAN

                  The Fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act (the "Plan") with respect to the Investor shares of the Fund. The Plan provides that the Fund's Investor shares may incur distribution expenses related to the sale of shares of up to .75% per annum of the average daily net assets of the Fund's Investor shares.

                  The Plan provides that the Fund's Investor shares may finance activities which are primarily intended to result in the sale of the Fund's Investor shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents including any affiliates who enter into agreements with the Fund or its distributor.

                   In approving the Plan in accordance with the requirements of Rule 12b-1 under the Investment Company Act, the Trustees (including the "disinterested" Trustees, as defined in the Investment Company Act) considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the Fund's outstanding Investor shares or by the Board of Trustees and (b) by the vote of a majority of the disinterested Trustees. While the Plan remains in effect, the Fund's Principal Financial Officer shall prepare and furnish to the Board of Trustees a written report setting forth the amounts spent by the Fund under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Plan must be approved by the Board of Trustees and by the disinterested Trustees cast in person at a meeting called specifically for that purpose. While the Plan is in effect, the selection and nomination of the disinterested Trustees shall be made by those disinterested Trustees then in office.


                           SHAREHOLDER SERVICING PLAN

                  The Fund has adopted a Shareholder Servicing Plan on behalf of its Advisor Shares and Investor Shares. The Plan provides that the Fund may pay financial institutions or other persons who provide certain services to the Shares of the Fund (each, a "Service Provider") a shareholder services fee at the annual rate of 0.25% of the average daily net assets of such Shares for which the Service Provider provides services. Under the Plan, Service Providers may make payments to financial institutions and other persons who provide administrative services to their customers who may own Advisor or Investor Shares of the Fund, which services may include, but are not limited to: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; and (iii) responding to shareholder inquiries.

                  The Plan must be approved by a majority vote of the Board of Trustees cast in person at a meeting called for the purpose of voting on the Plan. The Plan will continue for two years from its effective date and from year-to-year thereafter provided it is approved at least annually by the Trustees of the Fund.

                        ADMINISTRATIVE SERVICES AGREEMENT

                  E.I.I. will serve as the Fund's Administrator and has retained PFPC, Inc. as the Sub- Administrator.

                  Administrator supervises administration of the Fund pursuant to an Administrative Services Agreement with the Fund. Under the Administrative Services Agreement, the Administrator supervises the administration of all aspects of the Fund's operations, including the Fund's receipt of services for which the Fund is obligated to pay, provides the Fund with general office facilities, and provides, at the Fund's expense, the services of persons necessary to perform such supervisory, administrative, and clerical functions as are needed to operate the Fund effectively. Those persons, as well as certain employees and Trustees of the Fund, may be directors, officers, or employees of (and persons providing services to the Fund may include) E.I.I. and its affiliates. For these services and facilities, E.I.I. receives with respect to the Fund a fee computed and paid monthly at an annual rate of 0.25% of the average daily net assets of the Fund, out of which E.I.I., and not the Fund, pays the Sub- Administrator.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

                  Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Fund are made by the Investment Adviser. The Investment Adviser is authorized to allocate the orders placed by it on behalf of the Fund to such unaffiliated brokers who also provide research or statistical material or other services to the Fund or the Investment Adviser for the Fund's use. Such allocation shall be in such amounts and proportions as the Investment Adviser shall determine and the Investment Adviser will report on said allocations regularly to the Board of Trustees indicating the unaffiliated brokers to whom such allocations have been made and the basis therefor. In addition, the Investment Adviser may consider sales of shares of the Fund and of any other funds advised or managed by the Investment Adviser as a factor in the selection of unaffiliated brokers to execute portfolio transactions for the Fund, subject to the requirements of best execution. At times, the Fund also may purchase portfolio securities directly from dealers acting as principals, underwriters, or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

                  In selecting a broker to execute each particular transaction, the Investment Adviser will take the following into consideration: the best net price available; the reliability, integrity, and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Investment Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay an unaffiliated broker that provides research services to the Investment Adviser for the Fund's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting the transaction, if the Investment Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction of the Investment Adviser's ongoing responsibilities with respect to the Fund.


                            ALLOCATION OF INVESTMENTS

                  The Investment Adviser has other advisory clients, some of which have similar investment objectives to the Fund. As such, there will be times when the Investment Adviser may recommend purchases and/or sales of the same portfolio securities for the Fund and its other clients. In such circumstances, it will be the policy of the Investment Adviser to allocate purchases and sales among the Fund and its other clients in a manner which the Investment Adviser deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period, and other pertinent factors relative to each account. Simultaneous transactions may have an adverse effect upon the price or volume of a security purchased by the Fund.

                         COMPUTATION OF NET ASSET VALUE

                  The Fund will determine the net asset value of its shares once daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and
Christmas Day. The Fund may make or cause to be made a more frequent determination of the net asset value and offering price, which determination shall reasonably reflect any material changes in the value of securities and other assets held by the Fund from the immediately preceding determination of net asset value. The net asset value is determined by dividing the market value of the Fund's investments as of the close of trading plus any cash or other assets (including dividends receivable and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund's shares outstanding. Securities traded on the New York Stock Exchange or the American Stock Exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Securities sold short "against the box" will be valued at market as determined above; however, in instances where the Fund has sold securities short against a long position in the issuer's convertible securities, for the purpose of valuation, the securities in the short position will be valued at the "asked" price rather than the mean of the last "bid" and "asked" prices. Where there are no readily available quotations for securities they will be valued at a fair value as determined by the Board of Trustees acting in good faith.


                        PURCHASE AND REDEMPTION OF SHARES

                  A complete description of the manner by a which the Fund's shares may be purchased and redeemed appears in the Prospectus under the headings "Purchase of Shares" and "Redemption of Shares" respectively.


                                   TAX MATTERS

                  The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

                  The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) for a taxable year that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count towards satisfaction of the Distribution Requirement.

                  In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities), and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

                  The Fund also must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (limited, for this purpose, in respect of any one issuer to no more than 5% of the value of the Fund's total assets and to no more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option with respect to a security is treated as issued by the issuer of the security rather than the issuer of the option.

                  If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

                  A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

                  For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

                  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

                  Distributions  by the Fund from net investment  income and net short-term capital gains are taxable to shareholders as ordinary income. To the extent attributable to qualifying dividends received by the Fund, ordinary income dividends may qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax). However, because distributions received by the Fund from real estate investment trusts ("REITs") are not qualifying dividends, distributions by the Fund generally will not be eligible for the dividends-received deduction. In addition, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c)(3) and (4) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

                  Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent that it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder generally will be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

                  Distributions by the Fund from net long-term capital gains are taxable to a shareholder as long-term capital gains regardless of the length of time the shares on which such distributions are paid have been held by the shareholder. However, shareholders should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares.

                  If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

                  Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

                  Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

                  Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Backup Withholding

                  The Fund will be  required in certain  cases to  withhold  and remit to the Internal Revenue Service 31% of ordinary income dividends and capital gain dividends and the proceeds of redemption of shares paid to any shareholder (1) who failed to provide to the Fund a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Redemption of Shares

                  A shareholder will recognize gain or loss on the redemption of shares of the Fund in an amount equal to the difference between the proceeds of the redemption and the shareholder's adjusted tax basis in the shares redeemed. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption. In general, any gain or loss arising from (or treated as arising from) the redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rates applicable to capital gains if the holder has held such shares for more than 18 months at the time of the redemption. Any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Taxation of Certain Mortgage REITs

                  The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury Regulations that have not yet been issued, but may apply retroactively, the portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be allocated to shareholders of the Fund in proportion to the dividends received by them with the same consequences as if the shareholders held their proportionate share of the REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (2) will constitute unrelated business taxable income to entities that are subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity), thereby potentially requiring such entity to file a federal income tax return and remit tax on its excess inclusion income. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in the Fund, then the Fund will be subject to tax, at the highest federal income tax rate imposed on corporations, on that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization.

Foreign Shareholders

                  Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

                  If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder generally would be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

                  If the income from the Fund is (or is treated as) effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. If at least 50% of the value of the Fund is represented by shares of REITs that are "domestically controlled" within the meaning of section 897(h) of the Code or is represented by shares of classes of REIT stock that (1) constitute not more than 5% of such classes and (2) are "regularly traded on an established securities market" within the meaning of section 897(c)(3) of the Code, a foreign shareholder should not be subject to withholding tax under the Foreign Investment in Real Property Tax Act ("FIRPTA") with respect to gain arising from the sale or redemption of shares. In addition, foreign shareholders should not be subject to withholding under FIRPTA on distributions of the Fund's net capital gain (designated as capital gain by the Fund).

                  In the case of foreign shareholders other than corporations, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions and the proceeds of redemptions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

                  The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

                  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

                  Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                             PERFORMANCE CALCULATION

                  For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under rules promulgated by the Securities and Exchange Commission ("SEC"), a fund's advertising performance must include total return quotations calculated according to the following formula:

                  P(1 + T)^n    =   ERV
                  Where:            P = a hypothetical initial payment of $1,000
                                    T = average annual total return
                                    n = number of years (1, 5, or 10)
                           ERV  =   ending   redeemable  value  of  a
                                    hypothetical $1,000 payment, made at
                                    the  beginning  of the 1,  5,  or 10
                                    year  period,  at the  end  of  such
                                    period   (or   fractional    portion
                                    thereof.)

                  Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods of the Fund's existence or such shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

                  In addition to the total return quotations discussed above, the Fund may advertise its yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's Post-Effective Amendment to its Registration Statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                          a-b
                           YIELD =   2[( ----- +1)^6-1]
                                          cd

Where:   a =      dividends and interest earned during the period.
         b =      expenses accrued for the period (net of reimbursements).
         c =      the average daily number of shares outstanding during the
                  period that were entitled to receive dividends.
         d =      the maximum offering price per share on the last day of the period.

                  Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days), and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 expenses are included among the expenses accrued for the period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

                  Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under the SEC's rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                               GENERAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES OF THE FUND

                  The Trust was organized as a Delaware business trust under the laws of the state of Delaware. The Trust's Certificate of Trust was filed December 22, 1997. The Trust's Declaration of Trust, dated as of December 22, 1997, permits the Trustees to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share in the Trust in an unlimited number of series of shares. The Trust consists of one series, E.I.I. Realty Securities Fund. Each share of beneficial interest has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. There are no preemptive, conversion, or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Board of Trustees may classify or reclassify any unissued shares of the Trust into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion, or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act. Shareholders of each series as created will vote as a series to change, among other things, a fundamental policy of the Fund and to approve the Investment Advisory Agreement and Distribution Plan.

                  The  Trust  is  not  required  to  hold  annual   meetings  of
shareholders but will hold special meetings of shareholders when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting.

                                     REPORTS

                  Shareholders receive reports at least semi-annually showing the Fund's holdings and other information. In addition, shareholders receive annual financial statements that have been audited by the Fund's independent auditors.

                         REPORT OF INDEPENDENT AUDITORS



Shareholder and Board of Trustees
E.I.I. Realty Securities Fund

We have audited the accompanying statement of assets and liabilities of E.I.I. Realty Securities Fund (the "Fund"), a series of the E.I.I. Realty Securities Trust, as of May 11, 1998. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material aspects, the financial position of E.I.I. Realty Securities Fund at May 11, 1998, in conformity with generally accepted accounting principles.



                                                   /s/ ERNST & YOUNG LLP
                                                       ERNST & YOUNG LLP


New York, New York
June 1, 1998

                               FINANCIAL STATEMENT

                         E.I.I. Realty Securities Trust

                       Statement of Assets and Liabilities

                                  May 11, 1998

                                                                 E.I.I. Realty
                                                                 Securities Fund
                                                                 ---------------
Assets:
       Cash..................................................        $100,000
       Deferred organization expenses (Note 1)...............         182,799
                                                                      -------
          Total Assets.......................................         282,799
                                                                      -------

Liabilities:
       Organization expenses payable (Note 1)................         182,799
                                                                      -------
Net Assets:                                                          $100,000
                                                                      =======

Net Assets:
       Common Stock, $0.01 par value,
       unlimited shares authorized;
       10,000 shares (Institutional
       Class) issued and outstanding ........................        $    100
       Capital surplus.......................................          99,900
                                                                     --------
       Net Assets............................................        $100,000
                                                                      =======

       Net Asset value per share.............................        $  10.00
                                                                     ========


NOTE 1

         E.I.I. Realty Securities Trust was incorporated in the State of Delaware on December 22, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. E.I.I. Realty Securities Trust may offer one or more portfolios of its shares; at present only shares of E.I.I. Realty Securities Fund (the "Fund") are being offered. The Fund may offer three classes of shares; Institutional, Adviser and Investor. Shares of all classes represent equal pro-rata interests in the Fund, except that each class will bear different expenses which will reflect the difference in the range of services to be provided to them.

         Costs incurred and to be incurred in connection with the organization of E.I.I. Realty Securities Trust and the Fund will be paid or advanced by E.I.I Realty Securities, Inc. and reimbursed by the Fund over a period of not more than five years. Organizational costs will be deferred and amortized on a straight line basis over a period not to exceed five years from the commencement of the Fund's operations. If any of the 10,000 initial shares (the "Initial Shares") of the Fund are redeemed by a holder thereof during the amortization period, the redemption proceeds will be reduced by the pro-rata share of the unamortized organizational expenses in the same ratio as the number of Initial Shares being redeemed bears to the number of Initial Shares outstanding at the time of redemption. As of May 11, 1998, the Fund has had no operations other than the sale to E.I.I. Realty Securities, Inc. of 10,000 Institutional Shares for $100,000 on May 11, 1998.

NOTE 2

         The Fund has entered into an Investment Advisory Agreement with E.I.I. Realty Securities, Inc. (the "Adviser" or "E.I.I.") for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the Fund's average daily net assets. The Investment Advisory Agreement will initially be effective for a two-year period and thereafter will be approved on an annual basis.

         E.I.I. will also provide administrative services to the Fund. Under the Administrative Services Agreement, E.I.I. will receive a fee payable monthly at an annual rate of 0.25% of the Fund's average daily net assets for the Adviser and Investor Share Classes and reduced to 0.15% for the Institutional Share Class. E.I.I. has entered into a sub-administration contract with PFPC Inc. under which E.I.I. pays PFPC Inc. to provide certain administrative services to E.I.I.

         The Fund has also adopted a Distribution and Service Plan for the Investor Share Class under which the Fund may pay up to 0.75% of the average daily net assets of the Investor Share Class for distribution assistance.

         The Fund has adopted a Shareholder Servicing Plan for the Adviser and Investor Share Classes. Under the Shareholder Servicing Plan, the Adviser will provide shareholder services to its clients that invest in the Fund. The Fund may also enter into shareholder service agreements pursuant to which a shareholder servicing agent other than the Adviser performs shareholder services for its customers who are shareholders of the Fund. In exchange for these services, the Fund pays up to 0.25% of the average daily net assets of the Adviser or Investor Shares serviced by the Adviser or the agent (collectively, the "Shareholder Servicing Agents"). Shareholder Servicing Agents may waive all or a portion of their fee periodically.